Filed Pursuant to Rule 497(e)
File Nos. 333-179562 and 811-22668

Defiance Next Gen Altered Experience ETF (PSY)
(the “Fund”)

September 14, 2021

Supplement to the
Summary Prospectus dated May 26, 2021,
and the Prospectus dated May 19, 2021

The following replaces the sixth paragraph of the section entitled “Principal Investment Strategies — BITA Medical Psychedelics, Cannabis, and Ketamine Index” on pages 1–2 of the Fund’s Summary Prospectus and pages 3–4 of the Fund’s Prospectus:
The Index is reconstituted and rebalanced semi-annually after the close of trading on the third Friday of each March and September based on information as of the first Friday of the applicable month, although new initial public offerings (“IPOs”) that meet the Index’s eligibility requirements may be added on a “fast-entry basis” in between reconstitution dates. In addition to the semi-annual reconstitutions in March and September, new IPOs are reviewed for fast-entry addition on the first calendar day of each month (the “IPO Review Date”), and may be added after the close of trading on the tenth day of trading after the IPO Review Date. Index constituents will be removed from the Index at the time of a reconstitution if they fail to meet the eligibility requirements.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.